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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 24, 1998
                                                       -----------------

                             INFOCURE CORPORATION
                             --------------------
              (exact name of registrant as specified in chapter)


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
            Delaware                              001-12799                        58-2271614
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   (State or other jurisdiction                  (Commission                     (IRS Employer
        of Incorporation)                        File Number)                 Identification No.)

   1765 The Exchange, Suite 450 Atlanta, GA                                   30339
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   (Address of principal executive office)                                  (zip code)
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      Registrant's telephone number, including area code:    770-221-9990
                                                         ----------------
                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)


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                                   Contents
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                                                                   Page
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Item 2:  Acquisition or Disposition of Assets....................     3

Item 7:  Financial Statements and Exhibits.......................     3

Signatures.......................................................     5
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Item 2.   Acquisition or Disposition of Assets.

On February 24, 1998, InfoCure Corporation ("InfoCure or the "Company") acquired the assets, subject to the assumption of certain liabilities, of Micro-Software Designs, Inc. ("MSD"), a New York corporation, pursuant to the terms of an asset purchase agreement dated as of February 19, 1998. The transaction was effective January 1, 1998 for certain accounting purposes. MSD is headquartered in Ridgefield, Connecticut and provides computerized office information systems for oral and maxillofacial surgeons. The aggregate consideration consisted of $12,469,770 in cash, 270,000 shares of common stock having a fair market value on the date of acquisition equal to $2,700,000 and the assumption of liabilities totaling $723,426. An additional contingent payment of up to $4,400,000 will be paid on the achievement by the former MSD operations of net income targets during the 24-month period commencing January 1, 1998. This payment shall be made in cash.

In addition, on March 2, 1998, InfoCure acquired all of the outstanding capital stock of Medical Software Integrators, Inc. ("MSI"), a Georgia corporation, pursuant to the terms of a stock purchase agreement dated as of February 26, 1998. The transaction was effective January 1, 1998 for certain accounting purposes. MSI is headquartered in Marietta, Georgia and provides practice management systems and decision support tools to anesthesiologists. The aggregate consideration consisted of $5,760,000 in cash and 101,767 shares of common stock having a fair market value on the date of acquisition equal to $1,440,000. An additional contingent payment of up to $2,200,000 will be paid on the achievement by the former MSI operations of net income targets during the 24-month period commencing January 1, 1998. This payment shall be made in shares of common stock of the Company.


Item 7.   Financial Statements and Exhibits.

(a)       Financial Statements of InfoCure Corporation

          Financial statements for InfoCure prepared in accordance with Regulation S-B and required to be filed pursuant to this section are not available at this time. Such financial statements will be filed by InfoCure as soon as practicable by an amended Current Report on Form 8 -K which will be filed within 60 days after the filing of this Current Report on Form 8-K.

(b)       Pro Forma Financial Information

          The pro forma financial statements of InfoCure required to be filed pursuant to this section are not available at this time. Such pro forma financial information will be filed by InfoCure as soon as practicable by an amended Current Report on Form 8-K which will be filed within 60 days after the filing of this Current Report on Form 8-K.

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(c)       Exhibits

The following exhibits are filed herewith:

   Exhibit Number                          Description
   --------------     ----------------------------------------------------------
        2.1           Asset Purchase Agreement by and among Micro-Software
                      Designs, Inc., MD Acquisition, Inc., InfoCure Corporation,
                      Joseph Walsh and Sarah Walsh, dated February 19, 1998

        2.2 Stock Purchase Agreement between InfoCure Corporation and Kurt I. Lawrence, Karen A. Lawrence and Philip E. Warenik, dated February 26, 1998

        99.1          Press Release dated February 23, 1998

        99.2          Press Release dated March 3, 1998

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INFOCURE CORPORATION


                                        /s/ Frederick L. Fine
                                        -------------------------------
Date: March 11, 1998                    Frederick L. Fine
                                        Chairman, President and
                                        Chief Executive Officer

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